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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 24, 2006

YUCHENG TECHNOLOGIES LIMITED

(Exact Name of Registrant as Specified in Charter)

British Virgin Islands	001-33134	n/a
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 West 13th Street, Suite 7A, New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 383-4832

Yucheng Technologies Limited/China Unistone Acquisition Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2               Financial Statements

Item 2.01               Completion of Acquisition or Disposition of Assets

On November 24, 2006, China Unistone Acquisition Corporation, a Delaware corporation (“China Unistone”), consummated a merger with Yucheng Technologies Limited, a British Virgin Islands company and wholly owned subsidiary of China Unistone (“Yucheng”), in which Yucheng was the surviving company.  At the same time, Yucheng acquired Ahead Billion Venture Limited (“Sihitech BVI”) and Port Wing Development Company Limited (“e-Channels BVI”) from their respective stock holders.  Sihitech BVI owns Beijing Sihitech Co. Ltd. and its subsidiaries, all of which operate in the Peoples Republic of China (“PRC”), and e-Channels BVI owns Beijing e-Channels Century Technology Co., Ltd., which operates in the PRC.  The merger of China Unistone and Yucheng and the acquisition of Sihitech BVI and e-Channels BVI were pursuant to a stock purchase agreement dated December 20, 2005, as amended (“Agreement”), among China Unistone, certain shareholders of China Unistone, Yucheng and the stockholders of Sihitech BVI and e-Channels BVI. At the closing of the merger and acquisition, the stockholders of Sihitech BVI and e-Channels BVI were issued an aggregate of 5,328,320 ordinary shares of Yucheng and paid an aggregate of $4,000,000, of which $250,000 was retained by China Unistone as security for its indemnification rights.

In the merger of China Unistone with and into Yucheng, the China Unistone stockholders received one ordinary share of Yucheng for each outstanding share of common stock of China Unistone that they held. In the merger, Yucheng assumed the other outstanding securities of China Unistone, including the common stock purchase warrants of China Unistone. The common stock purchase warrants will be exercisable exactly as before, except that ordinary shares of Yucheng now will be issued.  The stock and warrant certificates of China Unistone will continue to represent the ordinary shares and warrants of Yucheng, but a stockholder may exchange a China Unistone stock or warrant certificate for one representing the Yucheng shares or warrants at any time.  The equivalent of the certificate of incorporation and by-laws of Yucheng will govern the affairs of the corporation.  The China Unistone 2006 Performance Equity Plan, which was approved by the shareholders of China Unistone, was also assumed by Yucheng.

Item 2.02               Results of Operations and Financial Condition

Reference is made to the disclosure in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sihitech” beginning page 130, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of e-Channels” beginning page 147, which are incorporated herein by reference.

Section 3               Securities and Trading Markets

Item 3.02               Unregistered Sales of Equity Securities

Reference is made to the disclosure in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “The Securities Purchase Agreement — Purchase Price” beginning on page 82, which is incorporated herein by reference. Yucheng has claimed an exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the merger.

Item 3.03               Material Modification to Rights of Security Holders

Reference is made to the disclosure in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “China Unistone Redomestication Merger” beginning on page 93, which is incorporated herein by reference.

Section 5               Corporate Governance and Management

Item 5.01               Changes in Control of Registrant

Reference is made to the disclosure in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Directors and Management — Directors and Management Following the Stock Purchase” beginning on page 176, and in the section “The Securities Purchase Agreement” beginning on page 82, which is incorporated herein by reference.

Business

The business of Yucheng is described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Information About Sihitech and e-Channels” beginning on page 115, which is incorporated herein by reference.

Risk Factors

The risks associated with Yucheng’s business are described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Risk Factors” beginning on page 31, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth under Items 2.02 and 9.01 of this Current Report on Form 8-K concerning the financial information of Yucheng.

Employees

The employees of Yucheng are described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Information About Sihitech and e-Channels - Employees” on page 129, which is incorporated herein by reference.

Properties

The facilities of Yucheng are described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Contractual Obligations and Commercial Commitments” on pages 145 and 156, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The beneficial ownership of the ordinary shares of Yucheng immediately after the consummation of the merger is described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Security Ownership of Officers and Directors of Yucheng after the Acquisition” beginning on page 188, which is incorporated herein by reference.

Directors and Executive Officers

The directors and executive officers of Yucheng upon the consummation of the merger are described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Directors and Management” beginning on page 176, which is incorporated herein by reference.

Executive Compensation

The executive compensation of the executive officers and directors of Yucheng is described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Directors and Management B Executive Compensation” beginning on page 181, which is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions are described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Certain Relationships and Related Transactions” beginning on page 183, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The market price of and dividends of the China Unistone common stock, warrants and units and related stockholder matters are described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Price Range of Securities and Dividends” beginning on page 190, which is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning the recent sales of unregistered securities.

Description of Registrants Securities to be Registered

The description of securities of Yucheng are described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Description of the Combined Company’s Securities Following the Stock Purchase” beginning on page192, which is incorporated herein by reference.

Indemnification of Directors and Officers

Section 57 of the International Companies Ordinance of 1984 generally provides for indemnification and permits a company to obtain insurance.  The Memorandum and Articles of Association of the Registrant follows the statute.  The Registrant intends to obtain director and officer insurance at the consummation of the acquisition of the Sihitech and e-Channels companies.

The following is a statement of Section 57 of the International Companies Ordinance of 1984:

Indemnification

(1)           Subject to subsection (2) and any limitations in its Articles of Association, a company incorporated under this Ordinance may indemnify against all expenses, including legal fees, and against all judgments, fines, and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who

(a)           is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, an officer or a liquidator of the company; or

(b)           is or was, at the request of the company, serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise.

(2)           Subsection (1) only applies to a person referred to in that subsection if the person acted honestly and in good faith with a view to the best interests of the company and, in the case of criminal proceedings, the person had no reasonable cause to believe that his conduct was unlawful.

(3)           The decision of the directors as to whether the person acted honestly and in good faith and with a view to the best interests of the company and as to whether the person had no reasonable cause to believe that his conduct was unlawful is in the absence of fraud, sufficient for the purposes of this section, unless a question of law is involved.

(4)           The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the company or that the person had reasonable cause to believe that his conduct was unlawful.

(5)           If a person referred to in subsection (1) has been successful in defense of any proceedings referred to in subsection (1), the person is entitled to be indemnified against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred by the person in connection with the proceedings.

The following is a statement of Section 58 of the International Companies Ordinance of 1984:

Insurance

A company incorporated under this Ordinance may purchase and maintain insurance in relation to any person who is or was a director, an officer or a liquidator of the company, or who at the request of the company is or was serving as a director, an officer or a liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the company has or would have had the power to indemnify the person against the liability under subsection (1) of section 57.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of Yucheng.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth in the Current Report of Yucheng on Form 8-K dated November 27, 2006, which disclosure is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of Yucheng.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of the Closing, and as a result of the merger of China Unistone with and into Yucheng, all of the directors and officers of China Unistone resigned.  Mr. Chih T. Cheung, the sole director of Yucheng appointed Messrs. Weidong Hong, Shuo Zeng, Li Liao, Tao Huang, Chi Wei Joong and Henry Wang as directors of Yucheng.  In addition, Mr. James Preissler continued as the Secretary of Yucheng.  Mr. Chih T. Cheung was appointed the Non-Executive Chairman of the Board, Mr. Weidong Hong was appointed the Chief Executive Officer, Mr. Shuo Zeng was appointed the Chief Operating Officer and Mr. Peter Li was appointed the Chief Financial Officer. Reference is made to the disclosure described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “Directors and Management” beginning on page 176, which is incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws

In connection with the transactions described above, the Memorandum and Articles of Association of Yucheng became the governing documents of the company.  The forms of Memorandum and Articles of Association were filed as Annex B and Annex C to the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), and are incorporated herein by reference.

Item 5.06               Change in Shell Company Status

The material terms of the transaction by which China Unistone merged with and into Yucheng and acquired Sihitech BVI and e-Channels BVI and their subsidiaries are described in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Section entitled “The Securities Purchase Agreement,” beginning on page 82, which is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

Financial Statements

The financial statements and selected financial information of Yucheng and its operating subsidiaries, Sihitech and e-Channels, are included in the Yucheng Prospectus dated November 3, 2006 (Registration Statement 333-132814), in the Sections entitled “Selected Historical Financial Information,” beginning on page 24, “Selected Unaudited Pro Forma Combined Financial Information,” on page 28, “Comparative Per Share Information,” on page 29, “Unaudited Pro Forma Condensed Consolidated Financial Statements,” beginning on page 165 and financial statement pages beginning on F-1, respectively, all of which are incorporated herein by reference.

Exhibits

Exhibit	Description
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2006	YUCHENG TECHNOLOGIES LIMITED

By: /s/ James Preissler
Name: James Preissler
Title: Secretary